     As filed with the Securities and Exchange Commission on April 22, 2002

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                              _____________________

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of report (date of earliest event reported): April 17, 2002

Commission File   Exact name of registrant as specified in its charter, state    I.R.S. Employer
Number            of incorporation, address of principal executive offices,      Identification Number
                  and telephone number

1-15929           Progress Energy, Inc.                                          56-2155481
                  410 S. Wilmington Street
                  Raleigh, North Carolina 27601-1748
                  Telephone: (919) 546-6411
                  State of Incorporation: North Carolina

      The address of the registrant has not changed since the last report.

ITEM 5.   OTHER EVENTS

     (a) UNDERWRITING AGREEMENT. The Registrant has entered into an Underwriting Agreement, dated April 11, 2002, by and between the Registrant and Banc of America Securities LLC and Salomon Smith Barney Inc., as representative of the several underwriters, in connection with the offering of $800,000,000 aggregate principal amount of the Registrant's 6.05% Senior Notes due 2007 and 6.85% Senior Notes due 2012 (collectively, the "Notes"), registered with the Securities and Exchange Commission on Form S-3 (Registration Statement Nos. 333-69738 and 333-81278). A copy of the Underwriting Agreement is filed as
Exhibit 1 to this Form 8-K.

     (b) CORPORATE CREDIT AND NOTES RATINGS. The Notes have been assigned ratings of Baa1 by Moody's Investors Service, Inc. and BBB by Standard & Poor's Rating Services. A rating reflects only the view of a rating agency and is not a recommendation to buy, sell or hold the Senior Notes. Any rating can be revised upward or downward or withdrawn at any time by a rating agency if it decides the circumstances warrant that change.

     On March 28, 2002, Standard & Poor's affirmed the Registrant's corporate credit rating (BBB+) and the ratings of Florida Power Corporation, Carolina Power & Light Company and the Registrant's other subsidiaries but revised the outlook to negative from stable.

     On April 10, 2002, Moody's revised its outlook to negative from stable on the Registrant's senior unsecured debt (Baa1). Moody's maintains a stable outlook for both of the Registrant's electric utilities, Florida Power and Carolina Power & Light.

     (c) INDENTURE. The Registrant previously entered into an Indenture (For Debt Securities), dated February 15, 2001, between the Registrant and Bank One Trust Company, N.A., as Trustee and has entered into two Officer's Certificates (each relating to one of the two series of the Notes), each dated April 17, 2002, between the Registrant and the Trustee, in connection with the offering of the Notes. The Indenture (For Debt Securities) and the two Officer's Certificates are filed as Exhibits 4(a), 4(b), and 4(c), respectively, to this Form 8-K.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (c)  EXHIBITS.

          1 Underwriting Agreement, dated April 11, 2002, by and between the Registrant and Banc of America Securities LLC and Salomon Smith Barney Inc., as representative of the several underwriters.

          4(a) Indenture (For Debt Securities), dated February 15, 2001, between the Registrant and Bank One Trust Company, N.A., as Trustee is
                    hereby incorporated by reference (filed as Exhibit 4(a), Form 8-K, filed February 27, 2001, File No. 1-15929).

               4(b) Officer's Certificate (relating to the 6.05% Senior Notes due 2007), dated April 17, 2002, between the Registrant and Bank One Trust Company, N.A., as Trustee.

               4(c) Officer's Certificate (relating to the 6.85% Senior Notes due 2012), dated April 17, 2002, between the Registrant and Bank One Trust Company, N.A., as Trustee.

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      PROGRESS ENERGY, INC.

                                      Registrant

                                      By: /s/ Peter M. Scott, III
                                          -----------------------
                                              Peter M. Scott, III
                                              Executive Vice President and
                                              Chief Financial Officer

Date: April 22, 2002

                                  EXHIBIT INDEX

1 Underwriting Agreement, dated April 11, 2002, by and between the Registrant and Banc of America Securities LLC and Salomon Smith Barney Inc., as representative of the several underwriters.

4(a) Indenture (For Debt Securities), dated February 15, 2001, between the
     Registrant and Bank One Trust Company, N.A., as Trustee is hereby incorporated by reference (filed as Exhibit 4(a), Form 8-K, filed February 27, 2001, File No. 1-15929).

4(b) Officer's Certificate (relating to the 6.05% Senior Notes due 2007), dated
     April 17, 2002, between the Registrant and Bank One Trust Company, N.A., as Trustee.

4(c) Officer's Certificate (relating to the 6.85% Senior Notes due 2012), dated
     April 17, 2002, between the Registrant and Bank One Trust Company, N.A., as Trustee.